UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2025

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Executive Employment Agreements
On September 29, 2025 (the “Effective Date”), Ambac Financial Group, Inc. (the “Company”) entered into new employment agreements with Claude LeBlanc, the Company’s President and Chief Executive Officer, David Trick, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and R. Sharon Smith, the Company’s Executive Vice President and Group Chief Operating Officer. The terms of the employment agreements are set forth below.
LeBlanc Employment Agreement
The Company’s employment agreement with Mr. LeBlanc (the “LeBlanc Employment Agreement”) relates to the continuation of his role as President and Chief Executive Officer and director of the Company and waiver and release of the Company from any claim of “Good Reason” under his amended and restated employment agreement dated August 3, 2020 (the “Prior LeBlanc Employment Agreement”). Under the LeBlanc Employment Agreement, Mr. LeBlanc is also entitled to receive the grant of one-time special awards as set forth in more detail below. The LeBlanc Employment Agreement supersedes in its entirety the Prior LeBlanc Employment Agreement.
The term of the LeBlanc Employment Agreement begins on the Effective Date and ends on the first anniversary of the Effective Date, and on each annual anniversary thereafter, the LeBlanc Employment Agreement will be deemed automatically extended upon the same terms and conditions for successive one-year periods, unless either the Company or Mr. LeBlanc provides written notice of an intention not to extend the term at least 90 days prior to the applicable renewal date.
The LeBlanc Employment Agreement provides for (i) an annual base salary of $900,000 per calendar year, (ii) a target annual bonus opportunity of 125% of base salary, (iii) continued eligibility to participate in the Company’s 2024 Incentive Compensation Plan (including any successor plan, the “Incentive Plan”), with a target annual long-term incentive award beginning in calendar year 2026 of $2,650,000 and (iv) continued eligibility to participate in all employee benefit plans, practices and program maintained by the Company that are generally made available to senior executives of the Company.
In addition, the LeBlanc Employment Agreement provides for the grant of one-time special awards as follows: (1) no later than 30 days following the effective date, a grant of $900,000 cash (the “LeBlanc Special Cash Award”), which LeBlanc Special Cash Award shall be subject to forfeiture, clawback and recovery in the event of Mr. LeBlanc’s termination for “Cause” (as defined in the LeBlanc Employment Agreement) or Mr. LeBlanc’s voluntary termination without “Good Reason” (as defined in the LeBlanc Employment Agreement) within the first 12 months after the grant; (2) on the Effective Date (or, if later, during the first open window on which equity awards can be made following the Effective Date), an award of restricted stock units with a grant date value of $2,100,000, which award shall vest in full on the first anniversary of the grant date (such award, the “LeBlanc Special RSU Award”); and (3) on the Effective Date (or, if later, during the first open window on which equity awards can be made following the Effective Date) a performance stock option award for 500,000 shares of the Company’s common stock, with an exercise price based on the Company’s closing price on the date of grant and vesting subject to completion of a one-year service condition and achievement of the following share price hurdles: 40% of the award will vest if the Company’s stock price exceeds $18.00 per share; 20% of the award will vest if the Company’s stock price exceeds $21.50 per share; 20% of the award will vest if the Company’s stock price exceeds $25.00 per share; and 20% of the award will vest if the Company’s stock price exceeds $30.00 per share, in each case based on a 30-day VWAP and exceeding the applicable share price threshold for 60 trading days (such award, the “LeBlanc Special PSO Award” and, together with the LeBlanc Special Cash Award and the LeBlanc Special RSU Award, the “LeBlanc Special Awards”). The performance stock options have a 10-year contract term.
If Mr. LeBlanc’s employment is terminated due to death or disability, he would receive his base salary due through the date of termination, any “Accrued Benefits” (as defined in the LeBlanc Employment Agreement), and a pro-rated annual bonus for the year of termination based on actual performance through the full performance period. In addition, Mr. LeBlanc would receive 100% accelerated vesting on all unvested restricted stock unit awards, performance share unit awards and unvested stock options (with performance awards settling based on the greater of target and actual performance through the termination date), any repayment obligation on the LeBlanc Special Cash Award would lapse (in the case of death only, the holding period of the LeBlanc Special RSU Award and the service condition for the LeBlanc Special PSO Award would be deemed satisfied on the termination date, and the LeBlanc Special PSO Award could continue to vest if the price hurdles are met and any other outstanding RSU or PSU awards would immediately vest (with PSU awards settling in full based on the greater of target or actual performance (if measurable) through the date of termination).

If Mr. LeBlanc’s employment is terminated by the Company for “Cause” (as defined in the LeBlanc Employment Agreement), or if he resigns without “Good Reason” (as defined in the LeBlanc Employment Agreement), or his employment is terminated due to the non-renewal of the LeBlanc Employment Agreement by Mr. LeBlanc without Good Reason, he would receive his base salary and any Accrued Benefits through the date of termination; provided that his Accrued Benefits shall not include any earned but unpaid annual bonus for the year preceding the year of termination unless otherwise determined by the Compensation Committee. In any such termination happens within 12 months of the grant of the LeBlanc Special Awards, the full amount of the LeBlanc Special Awards will be forfeited.
If Mr. LeBlanc’s employment is terminated by the Company other than for “Cause” or if he resigns for “Good Reason,” or his employment is terminated due to the non-renewal of the LeBlanc Employment Agreement by the Company without Cause, Mr. LeBlanc would be entitled to receive (i) his base salary and any Accrued Benefits through the date of termination, (ii) a lump sum payment equal to two (2) times the sum of (a) one year’s base salary and (b) the amount of the annual target bonus for the calendar year in which the date of termination occurs or, if not approved for the year of termination, the amount of the target bonus for the immediately preceding year (“LeBlanc Target Bonus”), and (iii) a lump sum payment equal to his annual bonus based on actual performance through the full performance period, pro-rated to reflect the time of service for such year through the date of termination, and (iv) for up to twelve (12) months following the date of termination, receive customary outplacement services provided to senior executives of the Company. To the extent that Mr. LeBlanc properly elects to continue health care coverage under COBRA, he and his eligible dependents would also continue to participate in the Company’s basic medical and life insurance programs for 24 months (subject to earlier discontinuation in certain circumstances). In addition, any repayment obligation for the LeBlanc Special Cash Award shall lapse, the holding period of the LeBlanc Special RSU Award and the service condition for the LeBlanc Special PSO Award would be deemed satisfied on the termination date, and the LeBlanc Special PSO Award could continue to vest if the price hurdles are met.
If Mr. LeBlanc's employment is terminated by the Company other than for “Cause” or his employment is terminated due to the non-renewal of the LeBlanc Employment Agreement (unless coincidental with a termination for Cause) or if he resigns for “Good Reason,” in either case in contemplation of and no more than 90 days prior to, or within one year following, a Change in Control (as defined in the LeBlanc Employment Agreement), he would be entitled to receive the same compensation described in the paragraph above; provided, that (i) he will be entitled to receive a lump sum equal to 2.5 times the sum of one year’s base salary and the LeBlanc Target Bonus (rather than two times), (ii) his pro-rated lump sum annual bonus will be based on target rather than based on actual performance and (iii) to the extent not assumed, replaced or continued, his time-based restricted unit awards shall immediately vest in full (without proration) and his performance share unit awards shall immediately vest (without proration) based on the greater of the target or actual performance (or, if the Incentive Plan or the applicable award agreement provide more favorable treatment, the treatment provided in the Incentive Plan or such award agreement).
Trick Employment Agreement
The Company’s employment agreement with Mr. Trick (the “Trick Employment Agreement”) relates to the continuation of his role as Executive Vice President, Chief Financial Officer and Treasurer of the Company and waiver and release of the Company from any claim of “Good Reason” under his amended and restated employment agreement dated November 1, 2016 (the “Prior Trick Employment Agreement”). Under the Trick Employment Agreement, Mr. Trick is also entitled to receive the grant of one-time special awards as set forth in more detail below. The Trick Employment Agreement supersedes in its entirety the Prior Trick Employment Agreement.
The term of the Trick Employment Agreement begins on the Effective Date and ends on the first anniversary of the Effective Date, and on each annual anniversary thereafter, the Trick Employment Agreement will be deemed automatically extended upon the same terms and conditions for successive one-year periods, unless either the Company or Mr. Trick provides written notice of an intention not to extend the term at least 90 days prior to the applicable renewal date.
The Trick Employment Agreement provides for (i) an annual base salary of $600,000 per calendar year, (ii) a target annual bonus opportunity of 70% of base salary, (iii) continued eligibility to participate in the Company’s 2024 Incentive Compensation Plan (including any successor plan, the “Incentive Plan”), with a target annual long-term incentive award beginning in calendar year 2026 of $700,000 and (iv) continued eligibility to participate in all employee benefit plans, practices and program maintained by the Company that are generally made available to senior executives of the Company.
In addition, the Trick Employment Agreement provides for the grant of one-time special awards as follows: (1) no later than 30 days following the effective date, a grant of $600,000 cash (the “Trick Special Cash Award”), which Trick Special Cash Award shall be subject to forfeiture, clawback and recovery in the event of Mr. Trick’s termination for “Cause” (as defined in the Trick Employment Agreement) or Mr. Trick’s voluntary termination without “Good Reason” (as defined in the Trick Employment Agreement) within the first 12 months after the grant; (2) on the Effective Date (or, if later, during the first open window on which equity awards can be made following the Effective Date), an award of restricted stock units with a grant date value of

$600,000, which award shall vest in full on the first anniversary of the grant date (such award, the “Trick Special RSU Award”); and (3) on the Effective Date (or, if later, during the first open window on which equity awards can be made following the Effective Date) a performance stock option award for 350,375 shares of the Company’s common stock, with an exercise price based on the Company’s closing price on the date of grant and vesting subject to completion of a one-year service condition and achievement of the following share price hurdles: 40% of the award will vest if the Company’s stock price exceeds $18.00 per share; 20% of the award will vest if the Company’s stock price exceeds $21.50 per share; 20% of the award will vest if the Company’s stock price exceeds $25.00 per share; and 20% of the award will vest if the Company’s stock price exceeds $30.00 per share, in each case based on a 30-day VWAP and exceeding the applicable share price threshold for 60 trading days (such award, the “Trick Special PSO Award” and, together with the Trick Special Cash Award and the Trick Special RSU Award, the “Trick Special Awards”). The performance stock options have a 10-year contract term.
If Mr. Trick’s employment is terminated due to death or disability, he would receive his base salary due through the date of termination, any “Accrued Benefits” (as defined in the Trick Employment Agreement), and a pro-rated annual bonus for the year of termination based on actual performance through the full performance period. In addition, Mr. Trick would receive 100% accelerated vesting on all unvested restricted stock unit awards, performance share unit awards and unvested stock options (with performance awards settling based on the greater of target and actual performance through the termination date), any repayment obligation on the Trick Special Cash Award would lapse (in the case of death only, the holding period of the Trick Special RSU Award and the service condition for the Trick Special PSO Award would be deemed satisfied on the termination date, and the Trick Special PSO Award could continue to vest if the price hurdles are met and any other outstanding RSU or PSU awards would immediately vest (with PSU awards settling in full based on the greater of target or actual performance (if measurable) through the date of termination).
If Mr. Trick’s employment is terminated by the Company for “Cause” (as defined in the Trick Employment Agreement), or if he resigns without “Good Reason” (as defined in the Trick Employment Agreement), or his employment is terminated due to the non-renewal of the Trick Employment Agreement by Mr. Trick without Good Reason, he would receive his base salary and any Accrued Benefits through the date of termination; provided that his Accrued Benefits shall not include any earned but unpaid annual bonus for the year preceding the year of termination unless otherwise determined by the Compensation Committee. In any such termination happens within 12 months of the grant of the Trick Special Awards, the full amount of the Trick Special Awards will be forfeited.
If Mr. Trick’s employment is terminated by the Company other than for “Cause” or if he resigns for “Good Reason,” or his employment is terminated due to the non-renewal of the Trick Employment Agreement by the Company without Cause, Mr. Trick would be entitled to receive (i) his base salary and any Accrued Benefits through the date of termination, (ii) a lump sum payment equal to 1.5 times the sum of (a) one year’s base salary and (b) the amount of the annual target bonus for the calendar year in which the date of termination occurs or, if not approved for the year of termination, the amount of the target bonus for the immediately preceding year (“Trick Target Bonus”), and (iii) a lump sum payment equal to his annual bonus based on actual performance through the full performance period, pro-rated to reflect the time of service for such year through the date of termination, and (iv) for up to twelve (12) months following the date of termination, receive customary outplacement services provided to senior executives of the Company. To the extent that Mr. Trick properly elects to continue health care coverage under COBRA, he and his eligible dependents would also continue to participate in the Company’s basic medical and life insurance programs for 24 months (subject to earlier discontinuation in certain circumstances). In addition, any repayment obligation for the Trick Special Cash Award shall lapse, the holding period of the Trick Special RSU Award and the service condition for the Trick Special PSO Award would be deemed satisfied on the termination date, and the Trick Special PSO Award could continue to vest if the price hurdles are met.
If Mr. Trick’s employment is terminated by the Company other than for “Cause” or his employment is terminated due to the non-renewal of the Trick Employment Agreement (unless coincidental with a termination for Cause) or if he resigns for “Good Reason,” in either case in contemplation of and no more than 90 days prior to, or within one year following, a Change in Control (as defined in the Trick Employment Agreement), he would be entitled to receive the same compensation described in the paragraph above; provided, that (i) he will be entitled to receive a lump sum equal to two (2) times the sum of one year’s base salary and the Trick Target Bonus (rather than 1.5 times), (ii) his pro-rated lump sum annual bonus will be based on target rather than based on actual performance and (iii) to the extent not assumed, replaced or continued, his time-based restricted unit awards shall immediately vest in full (without proration) and his performance share unit awards shall immediately vest (without proration) based on the greater of the target or actual performance (or, if the Incentive Plan or the applicable award agreement provide more favorable treatment, the treatment provided in the Incentive Plan or such award agreement).
Smith Employment Agreement
The Company’s employment agreement with Ms. Smith (the “Smith Employment Agreement” and, together with the LeBlanc Employment Agreement and the Trick Employment Agreement, the “Employment Agreements”) relates to the continuation of her employment at the Company in her new role as Executive Vice President, Group Chief Operating Officer and waiver and release of the Company from any claim of “Good Reason” under her amended and restated employment agreement dated October 5, 2023 (the “Prior Smith Employment Agreement”). Under the Smith Employment Agreement, Ms. Smith is also entitled to receive the grant of one-time special awards as set forth in more detail below. The Smith Employment Agreement supersedes in its entirety the Prior Smith Employment Agreement.
The term of the Smith Employment Agreement begins on the Effective Date and ends on the first anniversary of the Effective Date, and on each annual anniversary thereafter, the Smith Employment Agreement will be deemed automatically extended upon the same terms and conditions for successive one-year periods, unless either the Company or Ms. Smith provides written notice of an intention not to extend the term at least 90 days prior to the applicable renewal date.
The Smith Employment Agreement provides for (i) an annual base salary of $500,000 per calendar year, (ii) a target annual bonus opportunity of 75% of base salary, (iii) continued eligibility to participate in the Company’s 2024 Incentive Compensation Plan (including any successor plan, the “Incentive Plan”), with a target annual long-term incentive award beginning in calendar year 2026 of $650,000 and (iv) continued eligibility to participate in all employee benefit plans, practices and program maintained by the Company that are generally made available to senior executives of the Company.
In addition, the Smith Employment Agreement provides for the grant of one-time special awards as follows: (1) no later than 30 days following the effective date, a grant of $500,000 cash (the “Smith Special Cash Award”), which Smith Special Cash Award shall be subject to forfeiture, clawback and recovery in the event of Ms. Smith’s termination for “Cause” (as defined in the Smith Employment Agreement) or Ms. Smith’s voluntary termination without “Good Reason” (as defined in the Smith Employment Agreement) within the first 12 months after the grant; (2) on the Effective Date (or, if later, during the first open window on which equity awards can be made following the Effective Date), an award of restricted stock units with a grant date value of $500,000, which award shall vest in full on the first anniversary of the grant date (such award, the “Smith Special RSU Award”); and (3) on the Effective Date (or, if later, during the first open window on which equity awards can be made following the Effective Date) a performance stock option award for 284,125 shares of the Company’s common stock, with an exercise price based on the Company’s closing price on the date of grant and vesting subject to completion of a one-year service condition and achievement of the following share price hurdles: 40% of the award will vest if the Company’s stock price exceeds $18.00 per share; 20% of the award will vest if the Company’s stock price exceeds $21.50 per share; 20% of the award will vest if the Company’s stock price exceeds $25.00 per share; and 20% of the award will vest if the Company’s stock price exceeds $30.00 per share, in each case based on a 30-day VWAP and exceeding the applicable share price threshold for 60 trading days (such award, the “Smith Special PSO Award” and, together with the Smith Special Cash Award and the Smith Special RSU Award, the “Smith Special Awards”). The performance stock options have a 10-year contract term.
If Ms. Smith’s employment is terminated due to death or disability, she would receive her base salary due through the date of termination, any “Accrued Benefits” (as defined in the Smith Employment Agreement), and a pro-rated annual bonus for the year of termination based on actual performance through the full performance period. In addition, Ms. Smith would receive 100% accelerated vesting on all unvested restricted stock unit awards, performance share unit awards and unvested stock options (with performance awards settling based on the greater of target and actual performance through the termination date), any repayment obligation on the Smith Special Cash Award would lapse (in the case of death only, the holding period of the Smith Special RSU Award and the service condition for the Smith Special PSO Award would be deemed satisfied on the termination date, and the Smith Special PSO Award could continue to vest if the price hurdles are met and any other outstanding RSU or PSU awards would immediately vest (with PSU awards settling in full based on the greater of target or actual performance (if measurable) through the date of termination).
If Ms. Smith’s employment is terminated by the Company for “Cause” (as defined in the Smith Employment Agreement), or if she resigns without “Good Reason” (as defined in the Smith Employment Agreement), or her employment is terminated due to the non-renewal of the Smith Employment Agreement by Ms. Smith without Good Reason, she would receive her base salary and any Accrued Benefits through the date of termination; provided that her Accrued Benefits shall not include any earned but unpaid annual bonus for the year preceding the year of termination unless otherwise determined by the Compensation Committee. In any such termination happens within 12 months of the grant of the Smith Special Awards, the full amount of the Smith Special Awards will be forfeited.
If Ms. Smith’s employment is terminated by the Company other than for “Cause” or if she resigns for “Good Reason,” or her employment is terminated due to the non-renewal of the Smith Employment Agreement by the Company without Cause, Ms. Smith would be entitled to receive (i) her base salary and any Accrued Benefits through the date of termination, (ii) a lump sum payment equal to 1.5 times the sum of (a) one year’s base salary and (b) the amount of the annual target bonus for the calendar year in which the date of termination occurs or, if not approved for the year of termination, the amount of the target bonus for the immediately preceding year (“Smith Target Bonus”), and (iii) a lump sum payment equal to her annual bonus based on actual performance through the full performance period, pro-rated to reflect the time of service for such year through the date of termination, and (iv) for up to twelve (12) months following the date of termination, receive customary outplacement services provided to senior executives of the Company. To the extent that Ms. Smith properly elects to continue health care coverage under COBRA, she and her eligible dependents would also continue to participate in the Company’s basic medical and life insurance programs for 24 months (subject to earlier discontinuation in certain circumstances). In addition, any repayment obligation for the Smith Special Cash Award shall lapse, the holding period of the Smith Special RSU Award and the service condition for the Smith Special PSO Award would be deemed satisfied on the termination date, and the Smith Special PSO Award could continue to vest if the price hurdles are met.
If Ms. Smith’s employment is terminated by the Company other than for “Cause” or her employment is terminated due to the non-renewal of the Smith Employment Agreement (unless coincidental with a termination for Cause) or if she resigns for “Good Reason,” in either case in contemplation of and no more than 90 days prior to, or within one year following, a Change in Control (as defined in the Smith Employment Agreement), she would be entitled to receive the same compensation described in the paragraph above; provided, that (i) she will be entitled to receive a lump sum equal to two (2) times the sum of one year’s base salary and the Smith Target Bonus (rather than 1.5 times), (ii) her pro-rated lump sum annual bonus will be based on target rather than based on actual performance and (iii) to the extent not assumed, replaced or continued, her time-based restricted unit awards shall immediately vest in full (without proration) and her performance share unit awards shall immediately vest (without proration) based on the greater of the target or actual performance (or, if the Incentive Plan or the applicable award agreement provide more favorable treatment, the treatment provided in the Incentive Plan or such award agreement).
Provisions Applicable to Each Employment Agreement
Severance payments made under any of the Employment Agreements in connection with a termination of employment are subject to delivery of a general release of claims and material compliance with the restrictive covenants set forth in the applicable employment agreement. The Employment Agreements contain restrictive covenants relating to the non-disclosure of confidential information, non-competition (which runs for 12 months following termination of employment), non-solicitation (or hiring) of employees (which runs for 24 months following termination of employment), mutual non-disparagement, and cooperation on certain matters (which runs for 60 months following termination of employment).
Any compensation paid under the Employment Agreements or any other agreement or arrangement with the Company shall be subject to mandatory repayment by the applicable executive to the Company to the extent any such compensation paid to the applicable executive is, or in the future becomes, subject to (i) the Company’s Recoupment Policy as in effect from time to time or (ii) law, rule, requirement or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule, requirement or regulation. Each of the executives will continue to be required to hold shares of the Company’s common stock as set forth in, and subject to the terms of, Ambac’s Executive Stock Ownership and Retention Policy (“Stock Ownership Policy”) as in effect from time to time. The Stock Ownership Policy generally requires that Mr. LeBlanc, Mr. Trick and Ms. Smith hold shares of the Company’s common stock equal in value to six, three and two times his or her base salary, respectively.
The preceding summary of the Employment Agreements contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Employment Agreements attached as Exhibits 10.1, 10.2 and 10.3, as though they were fully set forth herein. The preceding summary of the form of award agreements related to the one-time special awards of restricted stock units and performance stock options contained in this Item 5.02 is qualified in its entirety by reference to the full text of the award agreements attached as Exhibits 10.4 and 10.5, respectively, as though they were fully set forth herein.
2024 Incentive Plan Amendment
On September 26, 2025, the Board of Directors (the “Board”) of the Company amended the Incentive Plan to remove certain individual award limits as to the maximum number of options and stock appreciation rights, number of full-value awards and amount of cash incentive awards that, in each case, may be granted to any one participant during a calendar year (such amendment, the “Incentive Plan Amendment”). The Incentive Plan Amendment did not modify the existing limit on the value of awards and cash compensation that may be paid to any non-employee director in a calendar year or increase the aggregate maximum number of shares that may be granted under the Incentive Plan. The preceding summary of the Incentive Plan Amendment contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Incentive Plan Amendment attached as Exhibit 10.6, as though it were fully set forth herein.
Resignation of Daniel McGinnis as Senior Managing Director, Chief Operating Officer and Appointment of R. Sharon Smith as Group Chief Operating Officer; Resignation of Stephen M. Ksenak as Senior Managing Director and Chief Legal Officer; Appointment of Cristina Ahn as Chief Accounting Officer

On September 29, 2025, Daniel McGinnis notified the Company of his resignation as Senior Managing Director, Chief Operating Officer of the Company, effective on or about November 30, 2025. Mr. McGinnis indicated that his decision to resign was not due to any disagreement with the Company or its management. Mr. McGinnis will be entitled to the severance and other benefits provided for in his employment agreement dated October 5, 2023 as a result of a resignation for “Good Reason” (as defined in his employment agreement).
On September 26, 2025, the Board appointed R. Sharon Smith as Executive Vice President and Group Chief Operating Officer effective as of the closing of the sale of Ambac Assurance Corporation on September 29, 2025. In connection with the transition of his duties, Ms. Smith and Mr. McGinnis together will oversee the operations of the Company and its subsidiaries until the departure of Mr. McGinnis from the Company. Following his departure, Ms. Smith will assume Mr. McGinnis’s duties. Ms. Smith, age 54, has served as Executive Vice President and Chief Strategy Officer since February 2023 and previously served as Chief of Staff and Senior Managing Director of the Company from May 2017 until February 2023. Ms. Smith does not have any family relationship with any of the current officers or directors of the Company. There are no arrangements or understandings between Ms. Smith and any other person pursuant to which Ms. Smith was selected to become Chief Operating Officer of the Company. Ms. Smith does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Also on September 29, 2025, Stephen M. Ksenak notified the Company of his resignation as Senior Managing Director and Chief Legal Officer, effective on or about November 30, 2025. Mr. Ksenak indicated that his decision to resign was not due to any disagreement with the Company or its management. Mr. Ksenak will be entitled to the severance and other benefits provided for in his employment agreement dated January 4, 2017 as a result of a resignation for “Good Reason” (as defined in his employment agreement).
Following his departure, Lawrence F. Metz, age 52, the Company’s Senior Managing Director and General Counsel, will assume Mr. Ksenak’s duties. Mr. Metz has served as Senior Managing Director and General Counsel since he joined the Company in August 2025. Prior to joining the Company, Mr. Metz served as Chief Legal Officer and Secretary of Kestrel Group from May 2025 through June 2025. Mr. Metz previously served in roles at Maiden Holdings, Ltd. (“Maiden”), including as Executive Vice Chairman and Group President of Maiden from May 2023 to May 2025, President and Chief Executive Officer/Co-Chief Executive Officer of Maiden from September 2018 to May 2023, as Executive Vice President, General Counsel and Secretary of Maiden from February 2016 to August 2018 and as Senior Vice President, General Counsel and Secretary of Maiden from June 2009 to February 2016. Mr. Metz holds a B.S. from the University of Wisconsin — Madison and a J.D. from Fordham University School of Law and is a member of the Bar of the Supreme Court of the United States, the New Jersey State Bar Association and the New York State Bar Association. Mr. Metz does not have any family relationship with any of the current officers or directors of the Company. There are no arrangements or understandings between Mr. Metz and any other person pursuant to which Mr. Metz was appointed his position at the Company. Mr. Metz does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with the closing of the sale of Ambac Assurance Corporation, effective as of September 29, 2025, David Barranco departed the Company as Senior Managing Director of the Company and Robert B. Eisman departed the Company as Senior Managing Director, Chief Accounting Officer and Controller. Following the closing, Mr. Barranco and Mr. Eisman will assume positions at Ambac Assurance Corporation.
On September 26, 2025, the Company’s Board of Directors appointed Cristina Ahn as Chief Accounting Officer of the Company, effective as of the closing of the sale of Ambac Assurance Corporation on September 29, 2025.
Ms. Ahn, age 43, has over 20 years of experience in accounting and has served as the Controller of the Company since May 2024. Ms. Ahn previously worked at Genworth Financial, Inc., an insurance company, as Senior Vice President, Controller and Principal Accounting Officer from 2023 to 2024, and Kemper Corporation, an insurance company, as Senior Vice President, Corporate Controller from 2020 to 2022, where she held accounting and financial roles of increasing responsibility. Ms. Ahn also previously served as Director at PricewaterhouseCoopers LLP. Ms. Ahn holds a B.S. in Accounting from Rutgers University and is a certified public accountant. Ms. Ahn does not have any family relationship with any of the current officers or directors of the Company. There are no arrangements or understandings between Ms. Ahn and any other person pursuant to which Ms. Ahn was selected to become Chief Accounting Officer of the Company. Ms. Ahn does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Employment Agreement dated as of September 29, 2025, by and among Ambac Financial Group, Inc. and Claude LeBlanc
10.2	Employment Agreement dated as of September 29, 2025, by and among Ambac Financial Group, Inc. and David Trick
10.3	Employment Agreement dated as of September 29, 2025, by and among Ambac Financial Group, Inc. and R. Sharon Smith
10.4	Form of Restricted Stock Unit Agreement for Special RSU Award
10.5	Form of Performance Stock Option Agreement for Special Performance-Based Stock Option Award
10.6	Amendment No. 1 to 2024 Incentive Compensation Plan, dated as of September 26, 2025
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	September 29, 2025	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel